SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION

Investors Cash Trust – Deutsche Treasury Portfolio
The following changes are effective on or about August 1, 2018:
The following information is added to “APPENDIX I-I –INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” of the Fund’s Statements of Additional Information:
Repurchase Agreements
The following information amends disclosure in “APPENDIX II-G –INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” of the Fund’s Statements of Additional Information:
Deutsche Treasury Portfolio is added to the list of funds included in the Joint Account in the first sentence of the second paragraph under the heading “Repurchase Agreements.”
Please Retain This Supplement for Future Reference

May 18, 2018
SAISTKR-418